U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K


                                  CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): October 31, 2002


                                SYCONET.COM, INC.
            (Exact name of registrant as specified in its charter)


                                      Nevada
           (State or jurisdiction of incorporation or organization)


                                       0-29113
                               (Commission File Number)

                                      54-1838089
                    (I.R.S. Employer Identification Number)

         2240 Shelter Island Drive, Suite 202 San Diego, California     92106
            (Address of principal executive offices)                 (Zip Code)


                Registrant's telephone number:  (619) 226-3536


         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 31, 2002, the Registrant entered into an acquisition agreement with the shareholders of Naturally Safe Technologies, Inc., a privately held Nevada corporation ("Naturally Safe"). Under the terms of this agreement, on the closing date, the parties exchanged common stock on a 1-for-1 basis, with Naturally Safe exchanging with the Registrant all of its issued and outstanding shares representing in the aggregate 28,139,801 shares and the Registrant exchanging with Naturally Safe 28,139,801 shares of its restricted common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

The Registrant has determined that this acquisition must comply with Rule 3.05(b)(1)(iii) of Regulation S-X, and therefore financial statements will be furnished for at least the two most recent fiscal years and any interim periods. It is impracticable to provide the required financial statements for this acquired business at the time this Form 8-K is filed; these will be filed as an amendment to this filing not later than 60 days after the filing of this report. Pro forma financial information will also be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Syconet.com, Inc.



Dated: November 11, 2002               By: /s/ John Fleming
                                       John Fleming, President

                               EXHIBIT INDEX

Number                                 Exhibit Description

2 Acquisition Agreement between the Registrant and shareholders of Naturally Safe Technologies, Inc., dated
      October 31, 2002 (see below).

                                     EX-2
                             ACQUISITION AGREEMENT

                             ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT is made as of October 31, 2002 by and between SYCONET.COM, INC. (to be known as POINT GROUP INCORPORATED), a Nevada corporation ("POINT GROUP"), and the shareholders of NATURALLY SAFE TECHNOLOGIES, INC., a privately held Nevada corporation
("NATURALLY SAFE").

                                  RECITALS

WHEREAS, NATURALLY SAFE shareholders are the owners of all the issued and outstanding shares (the "Shares") of capital stock of NATURALLY SAFE; and,

WHEREAS, POINT GROUP desires to purchase from NATURALLY SAFE, and NATURALLY SAFE desire to sell to POINT GROUP, all the Shares in accordance with the provisions of this Agreement.

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   AGREEMENTS

1. Purchase and Sale. Subject to the terms and conditions contained in this Agreement, on the Closing Date, the parties shall exchange its common stock on a 1-for-1 basis. NATURALLY SAFE shall sell, assign, transfer and deliver to POINT GROUP all of the issued and outstanding shares of NATURALLY SAFE common stock representing in the aggregate 28,139,801 shares. POINT GROUP shall sell, assign, transfer and deliver to NATURALLY SAFE a like number of shares of its restricted common stock, collectively referred to hereinafter as the "Purchase Price".

2. Closing. The closing (the "Closing") of the sale and purchase of the Shares shall take place on October 31, 2002, or at such other date, time or place as may be agreed upon in writing by the parties hereto, but not later than November 15, 2002 (the" Termination Date"). The date of the Closing is sometimes herein referred to as the "Closing Date."

2.1 Items to be Delivered Immediately Prior to or at Closing; Escrowed Shares. At the Closing:

a) NATURALLY SAFE shall deliver to POINT GROUP a certificate or certificates representing 28,139,801 shares, duly endorsed in blank or accompanied by stock powers duly executed in blank,

b) POINT GROUP shall deliver to NATURALLY SAFE the Purchase Price, to be paid as follows: Exhibit "A" NATURALLY SAFE shareholder list.

3. Representations and Warranties of NATURALLY SAFE. NATURALLY SAFE hereby represents and warrants to POINT GROUP the representations and warranties, as follows:

3.1 Corporate Status. NATURALLY SAFE is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada and is qualified to do business in any jurisdiction where it is required to be so qualified. The Charter Documents and bylaws of NATURALLY SAFE that have been delivered to POINT GROUP as of the date hereof and are current, correct and complete.

3.2 Authorization. NATURALLY SAFE has the requisite power and authority to execute and deliver the transaction documents to which it is a party and to perform the transactions performed or to be performed by it. Each transaction document executed and delivered by NATURALLY SAFE has been duly executed and delivered by NATURALLY SAFE and constitutes a valid and binding obligation of NATURALLY SAFE, enforceable against NATURALLY SAFE in accordance with its terms.

3.3 Consents and Approvals. Except for the filings, permits, authorizations, consents and approvals under federal and/or state laws, and applicable stock exchange regulations, which may be applicable, neither the execution and delivery by NATURALLY SAFE of the transaction documents to which it is a party, nor the performance of the transactions performed or to be performed by NATURALLY SAFE, require any filing, consent or approval, constitute a Default or cause any payment obligation to arise. Consent of NATURALLY SAFE shareholders is attached hereto as Exhibit A and incorporated herein by reference.

3.4 Capitalization. The authorized capital stock of NATURALLY SAFE consists of 75,000,000 shares, of which 28,139,801 shares have been duly issued and are outstanding as fully paid and non-assessable.

3.5 Financial Statements. NATURALLY SAFE acknowledge that the books and records fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles ("GAAP"), the financial position of NATURALLY SAFE as at the date hereof, and all material financial transactions of the NATURALLY SAFE relating to the Business have been accurately recorded in such books and records. However, an audit of said books and records shall be required 60 days from the date of closing of this transaction.

3.6 Real Property. NATURALLY SAFE has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its Business Plan.

3.7 Liabilities. There are no material liabilities of NATURALLY SAFE of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which POINT GROUP may become liable on or after the consummation of the transaction contemplated by this agreement, other than liabilities which may be reflected on NATURALLY SAFE'S Financial Statements, liabilities disclosed or referred to in this agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course or business and attributable to the period since the date of NATURALLY SAFE'S Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.
3.8  Taxes.

a) NATURALLY SAFE has timely filed all Tax Returns required to be filed on or before the Closing Date and all such Tax Returns are true, correct and complete in all respects. NATURALLY SAFE has paid in full on a timely basis all Taxes owed by it, whether or not shown on any Tax Return, except where the failure to file such return or pay such taxes would not have a Material Adverse Effect. No claim has ever been made by any authority in any jurisdiction where NATURALLY SAFE does not file Tax Returns that NATURALLY SAFE may be subject to taxation in that jurisdiction.

b) There are no ongoing examinations or claims against NATURALLY SAFE for Taxes, and no notice of any audit, examination or claim for Taxes, whether pending or threatened, has been received. NATURALLY SAFE has not waived or extended the statute of limitations with respect to the collection or assessment of any Tax.

3.9 Subsidiaries. NATURALLY SAFE does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, trust, joint venture or other legal entity.

3.10 Legal Proceedings and Compliance with Law. There is no litigation that is pending or, to NATURALLY SAFE'S knowledge, threatened against NATURALLY SAFE. To NATURALLY SAFE'S knowledge, there has been no default under any laws applicable to NATURALLY SAFE, and NATURALLY SAFE has not received any notices from any governmental entity regarding any alleged defaults under any laws. There has been no default with respect to any court order applicable to NATURALLY SAFE.

3.11 Contracts. NATURALLY SAFE is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation, or of any products related to the Business.

3.12  Intellectual Property.    NATURALLY SAFE has good and valid
title to and ownership of all Intellectual Property (defined herein as trade marks, trade names or copyrights, patents, domestic or foreign) necessary for its Business and operations (as now conducted and as proposed to be conducted). There are no outstanding options, licenses or agreements of any kind to which NATURALLY SAFE is a party or by which it is bound relating to any Intellectual Property, whether owned by NATURALLY SAFE or another person. To the Knowledge of the NATURALLY SAFE, the business of NATURALLY SAFE as formerly and presently conducted did not and does not conflict with or infringe upon any Intellectual Property right, owned or claimed by another.

3.13 Corporate Records. The minute books of NATURALLY SAFE contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and NATURALLY SAFE. The stock record books of NATURALLY SAFE are complete, correct and current.

3.14  Finder's Fees.  No Person retained by NATURALLY SAFE or
NATURALLY SAFE is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

3.15 Accuracy of Information. To the NATURALLY SAFE'S knowledge, no representation or warranty by NATURALLY SAFE or NATURALLY SAFE in any Transaction Document, and no information contained therein contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made.

4. Representations and Warranties of POINT GROUP. POINT GROUP hereby represents and warrants to NATURALLY SAFE as follows:

4.1 Corporate Status. POINT GROUP is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada and is qualified to do business in any jurisdiction where it is required to be so qualified. The Charter Documents of POINT GROUP that have been delivered to NATURALLY SAFE as of the date hereof are effective under applicable Laws and are current, correct and complete.

4.2 Authorization. POINT GROUP has the requisite power and authority to own its assets and to carry on its business. POINT GROUP has the requisite power and authority to execute and deliver the transaction documents to which it is a party and to perform the transactions performed or to be performed by it. Such execution, delivery and performance by POINT GROUP have been duly authorized by all necessary corporate action. Each transaction document executed and delivered by POINT GROUP has been duly executed and delivered by POINT GROUP and constitutes a valid and binding obligation of POINT GROUP, enforceable against POINT GROUP in accordance with its terms.

4.3 Consents and Approvals. Except for the filings, permits, authorizations, consents and approval under federal and/or state laws, and applicable stock exchange regulations, which may be applicable, neither the execution and delivery by POINT GROUP of the Transaction Documents to which it is a party, nor the performance of the Transactions performed or to be performed by POINT GROUP, require any filing, consent or approval, constitute a Default or cause any payment obligation to arise.

4.4 Capitalization. The authorized capital stock of POINT GROUP consists of 500,000,000 shares of common stock, of which approximately 153,681,648 shares have been duly issued and are outstanding as fully paid and non-assessable.

4.5 Financial Statements. POINT GROUP acknowledges that the books and records fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles ("GAAP"), the financial position of POINT GROUP as at the date hereof, and all material financial transactions of the POINT GROUP relating to the business have been accurately recorded in such books and records.

4.6 Real Property. POINT GROUP has the corporate power to own or lease its property and to carry on the business; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the business or the property owned or leased by it makes such qualification necessary; and it has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its business in accordance with the terms of its Business Plan.

4.7 Liabilities. There are no material liabilities of POINT GROUP of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which NATURALLY SAFE may become liable on or after the consummation of the transaction contemplated by this agreement, other than liabilities which may be reflected on POINT GROUP'S Financial Statements, liabilities disclosed or referred to in this agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course or business and attributable to the period since the date of POINT GROUP'S Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.
4.8  Taxes.

a) POINT GROUP has timely filed all Tax Returns required to be filed on or before the Closing Date and all such Tax Returns are true, correct and complete in all respects. POINT GROUP has paid in full on a timely basis all Taxes owed by it, whether or not shown on any Tax
Return, except where the failure to file such return or pay such taxes would not have a Material Adverse Effect. No claim has ever been made by any authority in any jurisdiction where POINT GROUP does not file
Tax Returns that POINT GROUP may be subject to taxation in that jurisdiction.

b) There are no ongoing examinations or claims against POINT GROUP for Taxes, and no notice of any audit, examination or claim for Taxes, whether pending or threatened, has been received. POINT GROUP has not waived or extended the statute of limitations with respect to the collection or assessment of any Tax.

4.9 Subsidiaries. POINT GROUP does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, trust, joint venture or other legal entity.

4.10 Legal Proceedings and Compliance with Law. There is no litigation that is pending or, to POINT GROUP's knowledge, threatened against POINT GROUP. To POINT GROUP'S knowledge, there has been no default under any laws applicable to POINT GROUP, and POINT GROUP has not received any notices from any governmental entity regarding any alleged defaults under any Laws. There has been no default with respect to any Court Order applicable to POINT GROUP.

4.11 Contracts. POINT GROUP is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation, or of any products related to the Business.

4.12  Intellectual Property.   POINT GROUP has good and valid title to
and ownership of all Intellectual Property (defined herein as trade marks, trade names or copyrights, patents, domestic or foreign) necessary for its Business and operations (as now conducted and as proposed to be conducted). There are no outstanding options, licenses or agreements of any kind to which POINT GROUP is a party or by which it is bound relating to any Intellectual Property, whether owned by POINT GROUP or another person. To the knowledge of the POINT GROUP, the business of POINT GROUP as formerly and presently conducted did not and does not conflict with or infringe upon any Intellectual Property right, owned or claimed by another.

4.13 Corporate Records. The minute books of POINT GROUP contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and POINT GROUP. The stock record books of POINT GROUP are complete, correct and current.

4.14 Finder's Fees. No Person retained by POINT GROUP or POINT GROUP is or will be entitled to any commission or finder's or similar fee in connection with the transactions.

4.15 Accuracy of Information. To POINT GROUP'S knowledge, no representation or warranty by POINT GROUP in any transaction document, and no information contained therein contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made.

5.  Covenants of NATURALLY SAFE.

5.1 Fulfillment of Closing Conditions. At and prior to the Closing, NATURALLY SAFE shall use commercially reasonable efforts to fulfill the conditions specified in this Agreement to the extent that the fulfillment of such conditions is within its control. In connection with the foregoing, each such party will (a) refrain from any actions that would cause any of its representations and warranties to be inaccurate in any material respect as of the Closing, (b) execute and deliver the applicable agreements and other documents referred to herein, (c) comply in all material respects with all applicable Laws in connection with its execution, delivery and performance of this Agreement and the transactions, (d) use commercially reasonable efforts to obtain in a timely manner all necessary waivers, consents and approvals required under any Laws, Contracts or otherwise, and (e) use commercially reasonable efforts to take, or cause to be taken, all other actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions.

5.2 Access to Information. From the date of this Agreement to the Closing Date, the POINT GROUP shall cause POINT GROUP to give to NATURALLY SAFE and its officers, employees, counsel, accountants and other representatives access to and the right to inspect, during normal business hours, all of the assets, records, contracts and other documents relating to POINT GROUP as the other party may reasonably request. NATURALLY SAFE shall not use such information for purposes other than in connection with the transactions contemplated by this Agreement and shall otherwise hold such information in confidence until such time as such information otherwise becomes publicly available and will sign such standard and customary non-disclosure agreements as are reasonably requested by POINT GROUP.

5.3 No Solicitation. From and after the date hereof until the earlier of the Termination Date or the date of termination of this Agreement pursuant to Section 11, without the prior written consent of POINT GROUP, NATURALLY SAFE and NATURALLY SAFE will not, and will not authorize or permit NATURALLY SAFE Representative to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate knowingly any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to an acquisition Proposal from any Person, or engage in any discussion or negotiations relating thereto or accept any Acquisition Proposal. If NATURALLY SAFE receives any such inquiries, offers or proposals shall (a) notify POINT GROUP orally and in writing of any such inquiries, offers or proposals (including the terms and conditions of any such proposal and the identity of the person making it), within 48 hour of the receipt thereof, (b) keep POINT GROUP informed of the status and details of any such inquiry, offer or proposal, and (c) give POINT GROUP five days' advance notice of any agreement to be entered into with, or any information to be supplied to, any Person making such inquiry, offer or proposal. As used herein, "Acquisition Proposal" means a proposal or offer (other than pursuant to this Agreement) for a tender or exchange offer, merger, consolidation or other business combination involving any or any proposal to acquire in any manner a substantial equity interest in, or all or substantially all of the Assets. Notwithstanding the foregoing, the NATURALLY SAFE will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner, any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require.

5.4 Confidentiality. NATURALLY SAFE agrees that after receipt (a) all information received by it pursuant to this Agreement and (b) any other information that is disclosed by POINT GROUP to it and is identified by the POINT GROUP as being confidential or proprietary, shall be considered confidential information. Each Party further agrees that it shall hold all such confidential information in confidence and shall not disclose any such confidential information to any third party except as required by law, regulation (including the Listing Rules) or applicable process, provided that to the extent possible POINT GROUP shall have been provided with reasonable notice and the opportunity to seek a protective order to the extent possible prior to such disclosure, other than its counsel or accountants nor shall it use such confidential information for any purpose other than its investment in POINT GROUP; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any information that (1) was known to the public prior to disclosure by POINT GROUP, (2) becomes known to the public through no fault NATURALLY SAFE, (3) is disclosed to NATURALLY SAFE on a non-confidential basis by a third party having a legal right to make such disclosure or (4) is independently developed by NATURALLY SAFE.

5.5 Transfer of Assets and Business. NATURALLY SAFE shall, and shall cause NATURALLY SAFE to, take such reasonable steps as may be necessary or appropriate, in the judgment of POINT GROUP, so that POINT GROUP shall be placed in actual possession and control of all of the Assets and the Business, and POINT GROUP shall be owned and operated as a wholly owned subsidiary of NATURALLY SAFE.

5.6  Disclosure of Fundraising.  NATURALLY SAFE will disclose to
POINT GROUP any fund raising activities, which shall occur prior to the date of closing. Further, NATURALLY SAFE will assure that all regulations, rules and laws governing such fundraising are complied with and that such funds will only be used in the furtherance of NATURALLY SAFE'S corporate purpose and business plan. Prior written approval of POINT GROUP is required to use funds for any other purposes.

6.  Covenants of POINT GROUP.

6.1 Fulfillment of Closing Conditions. At and prior to the Closing, POINT GROUP shall use commercially reasonable efforts to fulfill the conditions specified in this Agreement to the extent that the fulfillment of such conditions is within its control. In connection with the foregoing, each such party will (a) refrain from any actions that would cause any of its representations and warranties to be inaccurate in any material respect as of the Closing, (b) execute and deliver the applicable agreements and other documents referred to herein, (c) comply in all material respects with all applicable Laws in connection with its execution, delivery and performance of this Agreement and the transactions, (d) use commercially reasonable efforts to obtain in a timely manner all necessary waivers, consents and approvals required under any Laws, Contracts or otherwise, and (e) use commercially reasonable efforts to take, or cause to be taken, all other actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions.

6.2 Access to Information. From the date of this Agreement to the Closing Date, the NATURALLY SAFE shall cause NATURALLY SAFE to give to POINT GROUP and its officers, employees, counsel, accountants and other representatives access to and the right to inspect, during normal business hours, all of the assets, records, contracts and other documents relating to NATURALLY SAFE as the other party may reasonably request. POINT GROUP shall not use such information for purposes other than in connection with the transactions contemplated by this Agreement and shall otherwise hold such information in confidence until such time as such information otherwise becomes publicly available and will sign such standard and customary non-disclosure agreements as are reasonably requested by NATURALLY SAFE.

6.3 No Solicitation. From and after the date hereof until the earlier of the Termination Date or the date of termination of this Agreement pursuant to Section 11, without the prior written consent of NATURALLY SAFE, POINT GROUP will not, and will not authorize or permit POINT GROUP Representative to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate knowingly any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to an acquisition Proposal from any Person, or engage in any discussion or negotiations relating thereto or accept any Acquisition Proposal. If POINT GROUP receives any such inquiries, offers or proposals shall (a) notify NATURALLY SAFE orally and in writing of any such inquiries, offers or proposals (including the terms and conditions of any such proposal and the identity of the person making
it), within 48 hour of the receipt thereof, (b) keep NATURALLY SAFE informed of the status and details of any such inquiry, offer or proposal, and (c) give NATURALLY SAFE five days' advance notice of any agreement to be entered into with, or any information to be supplied to, any Person making such inquiry, offer or proposal. As used herein, "Acquisition Proposal" means a proposal or offer (other than pursuant to this Agreement) for a tender or exchange offer, merger, consolidation or other business combination involving any or any proposal to acquire in any manner a substantial equity interest in, or all or substantially all of the Assets. Notwithstanding the foregoing, the POINT GROUP will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner, any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require.

6.4  Confidentiality.

POINT GROUP agrees that after receipt (a) all information received by it pursuant to this Agreement and (b) any other information that is disclosed by NATURALLY SAFE to it and is identified by the NATURALLY SAFE as being confidential or proprietary, shall be considered confidential information. Each Party further agrees that it shall hold all such confidential information in confidence and shall not disclose any such confidential information to any third party except as required by law, regulation (including the Listing Rules) or applicable process, provided that to the extent possible NATURALLY SAFE shall have been provided with reasonable notice and the opportunity to seek a protective order to the extent possible prior to such disclosure, other than its counsel or accountants nor shall it use such confidential information for any purpose other than its investment in NATURALLY SAFE; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any information that (1) was known to the public prior to disclosure by POINT GROUP, (2) becomes known to the public through no fault POINT GROUP, (3) is disclosed to POINT GROUP on a non-confidential basis by a third party having a legal right to make such disclosure or (4) is independently developed by POINT GROUP.

6.5 Transfer of Assets and Business. POINT GROUP shall, and shall cause POINT GROUP to, take such reasonable steps as may be necessary or appropriate, in the judgment of NATURALLY SAFE, so that NATURALLY SAFE shall be placed in actual possession and control of all of the Assets and the Business.

6.6 Disclosure of Fundraising. POINT GROUP will disclose to NATURALLY SAFE any fund raising activities, which shall occur prior to the date of closing. Further, POINT GROUP will assure that all regulations, rules and laws governing such fundraising are complied with and that such funds will only be used in the furtherance of POINT GROUP'S corporate purpose and business plan. Prior written approval of NATURALLY SAFE is required to use funds for any other purposes.

7.  Mutual Covenants.

7.1 Disclosure of Certain Matters. NATURALLY SAFE on the one hand, and POINT GROUP, on the other hand, shall give POINT GROUP and NATURALLY SAFE, respectively, prompt notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed by such party under this Agreement, (b) would cause any of the representations and warranties of such party contained herein to be inaccurate or otherwise misleading, except as contemplated by the terms hereof, or
(c) gives any such party any reason to believe that any of the conditions set forth in this Agreement will not be satisfied prior to the Termination Date (defined below).

7.2 Public Announcements. NATURALLY SAFE and POINT GROUP shall consult with each other before issuing any press release or making any public statement with respect to this Agreement and the Transactions and, except as may be required by applicable law, none of such Parties nor any other Parties shall issue any such press release or make any such public statement without the consent of the other parties hereto.

7.3 Confidentiality. If the Transactions are not consummated, each party shall treat all information obtained in its investigation of another party or any affiliate thereof, and not otherwise known to them or already in the public domain, as confidential and shall not use or otherwise disclose such information to any third party and shall return to such other party or affiliate all copies made by it or its representatives of Confidential Information provided by such other party or affiliate.

8. Conditions Precedent to Obligations of NATURALLY SAFE. All obligations of NATURALLY SAFE to consummate the Transactions are subject to the satisfaction prior thereto of each of the following conditions:

8.1 Representations and Warranties. The representations and warranties of POINT GROUP contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

8.2 Agreements, Conditions and Covenants. POINT GROUP shall have performed or complied with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

8.3 Legality. No Law or Court Order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that is in effect and has the effect of making the purchase and sale of the Assets illegal or otherwise prohibiting the consummation of such purchase and sale.

9. Conditions Precedent to Obligations of POINT GROUP. All obligations of POINT GROUP to consummate the Transactions are subject to the satisfaction (or waiver) prior thereto of each of the following conditions:

9.1 Representations and Warranties. The representations and warranties of NATURALLY SAFE contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing Date.

9.2 Agreements, Conditions and Covenants. NATURALLY SAFE shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

9.3 Legality. No Law or Court Order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that is in effect and (a) has the effect of making the purchase and sale of the Assets illegal or otherwise prohibiting the consummation of such purchase and sale or (b) has a reasonable likelihood of causing a Material Adverse Effect.

10.  Post-Closing Obligations.

10.1 Audit. NATURALLY SAFE will cause an audit to be completed at its expense within 90 days of the Closing Date.

10.2 Board Seats. NATURALLY SAFE will receive 2 of the 3 board seats on the current POINT GROUP board of directors as allocated by POINT GROUP bylaws.

10.3 Spamming and Other Prohibited Activities. The officers, directors, employees, agents and consultants of NATURALLY SAFE, on the one hand, and the officers, directors, employees, agents and consultants of POINT GROUP on the other, shall refrain from disseminating email blasts, blast faxes and participating in online chat rooms in connection with the transaction and the business of NATURALLY SAFE and/or POINT GROUP.

11.  Termination

11.1 Grounds for Termination. This Agreement may be terminated at any time before the Closing Date:

a)  By mutual written consent of NATURALLY SAFE and POINT GROUP;

b) By NATURALLY SAFE or POINT GROUP if the Closing shall not have been consummated on or before the Termination Date; provided, however, that the right to terminate this Agreement shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date;

c) By NATURALLY SAFE or POINT GROUP if a court of competent jurisdiction or govern mental, regulatory or administrative agency or commission shall have issued a Court Order (which Court Order the parties shall use commercially reasonable efforts to lift) that permanently restrains, enjoins or otherwise prohibits the Transactions, and such Court Order shall have become final and nonappealable;

d) By POINT GROUP, if NATURALLY SAFE shall have breached, or failed to comply with, any of its obligations under this Agreement or any representation or warranty made by NATURALLY SAFE shall have been incorrect when made, and such breach, failure or misrepresentation is not cured within 20 days after notice thereof; and,

e) By NATURALLY SAFE, if POINT GROUP shall have breached, or failed to comply with any of its obligations under this Agreement or any representation or warranty made by it shall have been incorrect when made, and such breach, failure or misrepresentation is not cured within 20 days after notice thereof, and in either case, any such breaches, failures or misrepresentations, individually or in the aggregate, results or would reasonably be expected to affect materially and adversely the benefits to be received by the NATURALLY SAFE hereunder.

11.2 Effect of Termination. If this Agreement is terminated pursuant to Section 11.1, the agreements contained in Section 7.4 shall survive the termination hereof and any party may pursue any legal or equitable remedies that may be available if such termination is based on a breach of another party.

12.  General Matters.

12.1 Arbitration. Any dispute concerning the interpretation or execution of this agreement, which cannot be settled amicably between the parties, shall be referred, at the request of one of the parties, to an arbitrator designated by mutual agreement between the said parties. If the parties are unable to designate an arbitrator within thirty days of receipt of the notification of a request for arbitration, the arbitrator shall be appointed, at the request of one of the parties, by the States. The place of arbitration shall be Las Vegas, Nevada. The arbitrator's decision shall be final and binding and no appeal to a court or any other jurisdiction shall be allowed.
12.2 Contents of Agreement. This Agreement, together with the other Transaction Documents, sets forth the entire understanding of the parties with respect to the transactions and supersedes all prior agreements or understandings among the parties regarding those matters.

12.3 Amendment, Parties in Interest, Assignment, Etc. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the parties hereto. If any provision of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties. Nothing in this Agreement shall confer any rights upon any Person other than NATURALLY SAFE and POINT GROUP and their respective heirs, legal representatives, successors and permitted assigns. No party hereto shall assign this Agreement or any right, benefit or obligation hereunder. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

12.4 Further Assurances. At and after the Closing, NATURALLY SAFE and POINT GROUP shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.

12.5 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (e) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP. Any reference to a party's being satisfied with any particular item or to a party's determination of a particular item presumes that such standard will not be achieved unless such party shall be satisfied or shall have made such determination in its sole or complete discretion.

12.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original.

12.7 Schedules. If any items listed or described on Schedules shall be listed or described under a caption that identifies the Sections of this Agreement to which the item relates.

13. Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other Party hereto:

If to NATURALLY SAFE:

2240 Shelter Island Drive, Suite 202
San Diego, CA 92106

If to POINT GROUP:

2240 Shelter Island Drive, Suite 202
San Diego, CA 92106

With copies to:
3900 Birch Street, Suite 113
Newport Beach, CA 92660
Attn:   Marc R. Tow, Esq.
TEL: 949-975-0544
FAX: 949-975-0547

14. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without regard to its provisions concerning conflict of laws.

IN WITNESS WHEREOF, this Acquisition Agreement has been executed by the parties hereto as of the day and year first written above.

SYCONET.COM, INC.


By: /s/  John Fleming
John Fleming, President


SHAREHOLDERS OF NATURALLY SAFE TECHNOLOGIES, INC.


By: /s/  John Fleming
John Fleming, Authorized Representative